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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                         ____________________


                               FORM 8-K

                                  for

                      GOSS GRAPHIC SYSTEMS, INC.


                        a Delaware Corporation
              IRS Employer Identification No. 25-1200273
                       SEC File Number 333-08421




                           700 Oakmont Lane
                     Westmont, Illinois 60559-5546
                            (630) 850-5600




                           February 12, 1998







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


Item 5.   Other Events.

     On January 29, 1998, Goss Graphic Systems, Inc., Goss Graphic Systems Limited, Goss Systemes Graphiques Nantes, S.A., and Goss Graphic Systems Japan Corporation as Borrowers entered into an Amended and Restated Mulitcurrency Credit Agreement with the lenders named therein, Bankers Trust Company as Administrative Agent and Credit Suisse First Boston as Syndication Agent. The Amended Credit Agreement provides a revolving line of credit of up to $200,000,000.


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (c)  Exhibits.

               4.2. Amended and Restated Multicurrency Credit
                    Agreement among Goss and the parties named therein.


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                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GOSS GRAPHIC SYSTEMS, INC.



Date:  February 12, 1998      By:  /s/ William G. Ferko
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                             EXHIBIT INDEX

Exhibit  No.                  Description

     4.2.           Amended and Restated Multicurrency Credit
                    Agreement among Goss and the parties named therein.